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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): December 15, 1999



                                 S1 CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



          DELAWARE                                       000-24931                          58-2395199
------------------------------                        ----------------               ------------------------
(State or other jurisdiction                            (Commission                        (IRS Employer
      of incorporation)                                File Number)                     Identification No.)



           3390 PEACHTREE ROAD, NE, SUITE 1700, ATLANTA, GEORGIA 30326
           -----------------------------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (404) 812-6200
                                                           --------------



                                 NOT APPLICABLE
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)






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ITEM 5.     OTHER EVENTS.

            On December 15, 1999, S1 Corporation ("S1") is holding an analysts conference during which S1 will be discussing its business structure and market opportunity following its recent acquisitions of FICS Group, N.V., Edify Corporation and VerticalOne Corporation, as well as financial targets for the newly combined organization.

            The content from the analysts conference is available on S1's home page at www.S1.com. Additionally, the conference is being broadcast over the Internet at www.vcall.com, and will be available for rebroadcast at that site through the end of January 2000.

            Also at the conference, certain financial services company customers and strategic partners of S1 are expected to participate in panel discussions about their views regarding various topics, including their relationship with S1 and their efforts to enable their financial services customers on the Internet. The views expressed by such third-parties are their own and may or may not reflect the views of S1. Accordingly, comments from the panel discussions will not be broadcast on the Internet or available on S1's home page, and S1 hereby disclaims any endorsement of such comments.

ITEM 7.     EXHIBITS.

            (a)         Not Applicable

            (b)         Not Applicable

            (c)         Not Applicable




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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                S1 CORPORATION
                                                (Registrant)


                                                /s/ ROBERT F. STOCKWELL
                                                --------------------------------
                                                Robert F. Stockwell
                                                Chief Financial Officer




Date: December 14, 1999



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